Exhibit 32.1


Certification of Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, the Chief Executive Officer of The Wilber Corporation (the "Company"), hereby certifies that to his knowledge on the date hereof:

      (a) the Form 10-Q of the Company for the three month period ended June 30, 2004, filed on the date hereof with the Securities and Exchange
      Commission   (the  "Report"),  fully complies with the requirements of
      Section  13(a)  or 15(d) of the Securities Exchange Act of 1934; and

      (b)  information contained in the Report fairly presents, in all
      material respects,   the financial condition and results of operations
      of the Company as of and for the period covered by this report.


                                 -------------------------------------
                                 Alfred S. Whittet
                                 President and Chief Executive Officer
                                 Date:  August 5, 2004
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